UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 21, 2011

Date of report (Date of earliest event reported)

Granite City Food & Brewery Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	0-29643	41-1883639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5402 Parkdale Drive, Suite 101

Minneapolis, MN 55416

(Address of principal executive offices, including zip code)

(952) 215-0660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Master Asset Purchase Agreement and Previous Asset Purchase

As previously reported, on November 4, 2011, Granite City Food & Brewery Ltd. (“Granite City”), through its wholly-owned subsidiary, Granite City Restaurant Operations, Inc., a Minnesota corporation (“GCROI”), entered into a Master Asset Purchase Agreement (“MAPA”) with CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, CR Florida, LLC, Restaurant Entertainment Group, LLC (“REG”), Clint R. Field and Eric Schilder, relating to the purchase of the assets of up to eight restaurants operated by the selling parties under the name “Cadillac Ranch All American Bar & Grill.”  Also, as previously reported, on November 4, 2011, GCROI purchased the assets of the Cadillac Ranch restaurant operated by CR Minneapolis, LLC (“CRM”) at the Mall of America in Bloomington, Minnesota (the “MOA Assets”), for $1.4 million, pursuant to an Asset Purchase Agreement under the MAPA with CRM, REG and Mr. Field.

On December 21, 2011, the MAPA was amended (“Amendment No. 1”) to provide, among other things, for (1) the addition of a new party to the MAPA, namely Granite City of Maryland, Inc., a Minnesota corporation and a wholly owned subsidiary of GCROI, and (2) the exclusion of the assets of CR Florida, LLC, the entity that operates the Cadillac Ranch restaurant in Hallandale Beach, Florida, from the restaurant assets purchasable under the MAPA. On December 27, 2011, the MAPA was further amended (“Amendment No. 2”) to provide that the purchase of the Cadillac Ranch assets in Indianapolis, Indiana (the restaurant in operation), Oxon Hill, Maryland and Annapolis, Maryland shall, subject to the terms and conditions of the MAPA, as amended, occur on December 30, 2011.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the MAPA, a copy of which was previously filed with the Securities and Exchange Commission, and Amendment No. 1 and Amendment No. 2 thereto, which are attached hereto as Exhibit 2.2 and 2.3, all of which are incorporated by reference herein.  The benefits of the representations and warranties set forth in the MAPA, as amended, are intended to be relied upon only by the parties to such agreement, and do not constitute continuing representations and warranties of Granite City to any other party for any other purpose.

Kendall Asset Purchase

On December 21, 2011, GCROI purchased the assets of the Cadillac Ranch restaurant operated by Kendall CR, LLC (“Kendall”) in Miami, Florida, for $1.4 million, pursuant to an Asset Purchase Agreement with Kendall, REG and Mr. Schilder (the “Kendall APA”).  Attached hereto as Exhibit 99 and incorporated by reference herein is a copy of the press release of Granite City, dated December 22, 2011, relating to the closing of the Kendall asset purchase.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Kendall APA, which is attached hereto as Exhibit 10 and is incorporated by reference herein.  The benefits of the representations and warranties set forth in the Kendall APA are intended to be relied upon only by the parties to such agreement, and do not constitute continuing representations and warranties of Granite City to any other party for any other purpose.

General

When added to the $1.4 million paid for the MOA Assets and the $200,000 to be paid for post-acquisition consulting services to be provided by the former Cadillac Ranch owners, the total aggregate consideration paid or anticipated to be paid by Granite City for the Cadillac Ranch restaurant assets purchased or anticipated to be purchased under the MAPA, as amended, will be $9.2 million.  However, the remainder of Granite City’s obligations under the MAPA, as amended, are subject to additional conditions including, but not limited to, approval of the contemplated asset purchases by Granite City’s board of directors; Granite City obtaining financing required to consummate the asset purchases; Granite City completing a satisfactory due diligence review of the assets of the sellers; and Granite City’s determination that audited financial statements for the acquired restaurant assets can be completed.  There can be no assurance that any or all of these conditions will be met.  The closing on the remainder of the contemplated asset purchases will take place within two business days following the satisfaction or waiver of the conditions precedent set forth in the MAPA, as amended, or such other date and time as Granite City and the sellers agree.

ITEM 2.01                                       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

ITEM 2.03                                       CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As previously reported, on December 16, 2011, Granite City and Fifth Third Bank entered into a First Amendment (the “First Amendment”) to the Credit Agreement originally dated as of May 10, 2011 (the “Credit Agreement”).  Pursuant to the Credit Agreement, as amended by the First Amendment, the line of credit commitment was temporarily increased from $5.0 million to $7.0 million.  The First Amendment provides that the line of credit will revert back to $5.0 million upon the earlier to occur of (a) consummation of Granite City’s planned sale-leaseback of its real property in Troy, Michigan, or (b) April 30, 2012.  Also as previously reported, on December 16, 2011, in connection with its entry into the First Amendment, the Company issued an Amended and Substitute Line of Credit Note (the “Amended Note”).

On December 20, 2011, Granite City made a draw on its increased line of credit with Fifth Third Bank in the amount of $1.5 million to fund the Kendall asset purchase described in Item 1.01 above.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Credit Agreement, the First Amendment thereto and the Amended Note, copies of which were previously filed with the Securities and Exchange Commission, all of which are incorporated herein by reference.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K related to the assets purchased by Granite City will be filed by amendment no later than seventy-one calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)                                 Pro forma Financial Information

The pro forma financial information related to the MOA assets purchased by Granite City required by Item 9.01(b) of Form 8-K will be filed by amendment no later than seventy-one calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)                                 Exhibits

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

Date: December 28, 2011	By:	/s/ James G. Gilbertson
James G. Gilbertson
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1

Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR, LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clint R. Field and Eric Schilder, dated November 4, 2011 (Schedules have been omitted pursuant to Item 601(b)(2)) (incorporated by reference to our Current Report on Form 8-K, filed on November 10, 2011 (File No. 000-29643)).

2.2

Amendment No. 1 to Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and Granite City of Maryland, Inc., and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clinton R. Field and Eric Schilder, dated December 21, 2011.

2.3

Amendment No. 2 to Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and Granite City of Maryland, Inc., and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clinton R. Field and Eric Schilder, dated December 27, 2011.

10

Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc., and Kendall CR LLC, Restaurant Entertainment Group, LLC and Eric Schilder, dated December 21, 2011 (Schedules have been omitted pursuant to Item 601(b)(2)).

99	Press Release, dated December 22, 2011.